FIRST AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER

                  FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER, dated as of March 30, 1998 (this "Amendment"), to the Agreement and Plan of Merger, dated as of February 23, 1998, as amended as of the date hereof (the "Merger Agreement"), among DYCOM INDUSTRIES, INC., a Florida corporation ("Parent"), DYCOM ACQUISITION CORPORATION II, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), CABLE COM, INC., a Delaware corporation (the "Company"), and the stockholders of the Company listed on the signature pages hereto (collectively, the "Stockholders").

                  WHEREAS, the parties hereto are parties to the Merger Agreement (capitalized terms not defined herein have the meanings ascribed to them in the Merger Agreement); and

                  WHEREAS, the parties hereto desire to amend the Merger Agreement;

                  NOW THEREFORE, in consideration of the premises and of the mutual agreements and understandings hereinafter set forth, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment to Merger Agreement. The Merger Agreement is hereby amended by deleting the date "December 28, 1996" in the first sentence of Section 4.08 and inserting in lieu thereof the date "December 26, 1997".

                  SECTION 2. Effect of Amendments. Except as and to the extent expressly modified by this Amendment, the Merger Agreement shall remain in full force and effect in all respects.

                  SECTION 3. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

                  SECTION 4. Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed on their behalf as of the date first written above.

                                          DYCOM INDUSTRIES INC.



                                          By /s/ Thomas R. Pledger
                                            ------------------------------
                                          Name: Thomas R. Pledger
                                          Title: Chairman & CEO


                                          DYCOM ACQUISITION CORPORATION II



                                          By /s/ Thomas R. Pledger
                                            ------------------------------
                                          Name: Thomas R. Pledger
                                          Title: Chairman of the Board


                                          CABLE COM, INC.



                                          By /s/ John J. Ekstrom
                                            ------------------------------
                                          Name: John J. Ekstrom
                                          Title: Chairman & CEO


                                          STOCKHOLDERS:


                                          /s/ Thomas E. Atkins
                                            ------------------------------
                                          Name:        Thomas E. Atkins
                                          Address:     3909 West Broadway
                                                       Columbia, MO 65203


                                          /s/ Gerald W. Hartman
                                            ------------------------------
                                          Name:         Gerald W. Hartman


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                                         Address:      139 Schooner Bay Landing
                                                       Kimberling City, MO 65686


                                         /s/ John J. Ekstrom
                                            ------------------------------
                                         Name:        John J. Ekstrom
                                         Address:     1525 N.W. 121 Drive
                                                      Coral Spring, FL 33071


                                         TOM ATKINS/THOMAS SCOTT ATKINS
                                         IRREVOCABLE TRUST


                                         By /s/ Tom Atkins
                                            ------------------------------
                                         Name:         Tom Atkins
                                         Title:        Trustee
                                         Address:      3909 West Broadway
                                                       Columbia, MO 65203


                                         TOM ATKINS/MALINDA ANN ATKINS
                                         IRREVOCABLE TRUST


                                         By /s/ Tom Atkins
                                            ------------------------------
                                         Name:        Tom Atkins
                                         Title:       Trustee
                                         Address:     3909 West Broadway
                                                      Columbia, MO 65203


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                                        GERALD W. HARTMAN/LISA M. LUTZ
                                        IRREVOCABLE TRUST


                                        By /s/ Bobby Medlin
                                          ------------------------------
                                        Name:         Bobby Medlin
                                        Title:        Trustee
                                        Address:      1008 Jan Drive
                                                      California, MO 65018


                                        GERALD W. HARTMAN/TONIA R. SCHMIDT
                                        IRREVOCABLE TRUST


                                        By /s/ Bobby Medlin
                                          ------------------------------
                                        Name:         Bobby Medlin
                                        Title:        Trustee
                                        Address:      13104 South Smart Road
                                                      Lee's Summit, MO  64086


                                         THE JOHN J. EKSTROM
                                         IRREVOCABLE TRUST


                                         By /s/ Clayton E. Parker
                                          ------------------------------
                                         Name:         Clayton E. Parker
                                         Title:        Co-Trustee
                                         Address:      201 South Biscayne Blvd.
                                                       Suite 2000
                                                       Miami, FL 33131


                                         By /s/ Joanne Ekstrom
                                          ------------------------------
                                         Name:         Joanne Ekstrom
                                         Title:        Co-Trustee
                                         Address:      1525 N.W. 121 Drive
                                                       Coral Spring, FL 33071


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                                           JOANNE EKSTROM IRREVOCABLE TRUST


                                           By /s/ Clayton E. Parker
                                            ------------------------------
                                           Name:        Clayton E. Parker
                                           Title:       Co-Trustee
                                           Address:     201 South Biscayne Blvd.
                                                        Suite 2000
                                                        Miami, FL 33131


                                           By /s/ John J. Ekstrom
                                            ------------------------------
                                           Name:        John J. Ekstrom
                                           Title:       Co-Trustee
                                           Address:     1525 N.W. 121 Drive
                                                        Coral Spring, FL 33071


                                           JOANNE EKSTROM REVOCABLE TRUST


                                           By /s/ Joanne Ekstrom
                                            ------------------------------
                                           Name:         Joanne Ekstrom
                                           Title:        Trustee
                                           Address:      1525 N.W. 121 Drive
                                                         Coral Spring, FL 33071


                                           JOHN J. EKSTROM AND JOANNE EKSTROM
                                           AS TENANTS BY THE ENTIRETIES


                                           By /s/ Joanne Ekstrom
                                            ------------------------------
                                           Name:         Joanne Ekstrom
                                           Address:      1525 N.W. 121 Drive
                                                         Coral Spring, FL 33071


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                                           By /s/ John J. Ekstrom
                                            ------------------------------
                                           Name:         John J. Ekstrom
                                           Address:      1525 N.W. 121 Drive
                                                         Coral Spring, FL 33071